UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2006

SAXON CAPITAL, INC.
(Exact name of registrant as specified in its charter)

_____________________________

Maryland (State or other jurisdiction of Incorporation)	001-32447 (Commission File Number)	30-0228584 (I.R.S. Employer Identification No.)
4860 Cox Road, Suite 300 Glen Allen, Virginia (Address of principal executive offices)		23060 (Zip Code)

Registrant’s telephone number, including area code (804) 967-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On March 16, 2006, Saxon Capital, Inc. (the “Company”) issued a press release announcing that it will restate certain of its audited consolidated financial statements as of December 31, 2004 and for the years ended December 31, 2003 and 2004, and other financial information as of December 31, 2003 and as of and for the years ended December 31, 2001 and 2002, and its interim unaudited consolidated financial statements and other financial information as of and for the quarters and year to date periods in the quarters ended March 31, 2005 and 2004, June 30, 2005 and 2004, September 30, 2005 and 2004, and December 31, 2004. These restatements relate to the accounting treatment for certain derivative transactions under the Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended (“SFAS 133”). As a result, the previously issued financial statements, previously announced financial information, and the related reports on the annual financial statements of the independent registered public accounting firm of the Company should no longer be relied upon. The Company expects to file its annual report on Form 10-K for the year ended December 31, 2005, which will include restated consolidated financial statements as of December 31, 2004 and for the years ended December 31, 2003 and 2004, and other financial information as of December 31, 2003 and as of and for the years ended December 31, 2001 and 2002, and will reflect the restatement of the consolidated unaudited quarterly data for the quarters ended March 31, 2005 and 2004, June 30, 2005 and 2004, September 30, 2005 and 2004 and December 31, 2004 no later than March 31, 2006.

A copy of the Company’s press release related to its revised financial results is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 4.02 (a). Non-reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Restatement and non-reliance

On March 14, 2006, the Company’s Audit Committee, based on management's recommendation, concluded that the Company’s previously issued consolidated financial statements, other financial information, and the related reports on the annual financial statements of the independent registered public accounting firm of the Company as of and for the years ended December 31, 2001, 2002, 2003, and 2004, and its interim unaudited consolidated financial statements and other financial information as of and for the quarters and year to date periods in the quarters ended March 31, 2005 and 2004, June 30, 2005 and 2004 and September 30, 2005 and 2004, should no longer be relied upon as a result of errors in the accounting of derivative financial instruments that did not qualify for hedge accounting treatment under the requirements of SFAS 133. While the Company has not completed quantifying the effect of the elimination of hedge accounting, it is anticipated that the resulting changes could be significant.

The Audit Committee has discussed the matters disclosed in this current report on Form 8-K with Deloitte & Touche LLP, the Company's independent registered public accounting firm.

The Company expects to file its annual report on Form 10-K for the year ended December 31, 2005, which will include restated consolidated financial statements as of December 31, 2004 and for the years ended December 31, 2003 and 2004, and other financial information as of December 31, 2003 and as of and for the years ended December 31, 2001 and 2002, and will also reflect the restatement of the consolidated unaudited quarterly data for the quarterly periods ended March 31, 2005 and 2004, June 30, 2005 and 2004, September 30, 2005 and 2004 and December 31, 2004, no later than March 31, 2006. Additionally, the Company will restate its 2005 quarterly financial statements as presented in its 2005 filings on Form 10-Q going forward in its 2006 filings on Form 10-Q.

A copy of the Company’s press release related to its revised financial results is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release dated March 16, 2006.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAXON CAPITAL, INC. By: /s/Robert B. Eastep Robert B. Eastep Executive Vice President and Chief Financial Officer

Date: March 16, 2006

INDEX TO EXHIBITS

Exhibits

99.1 Press Release dated March 16, 2006.